Herc Holdings Inc. Second Quarter 2018 Earnings Call For the period ended June 30, 2018 August 8, 2018 ©2018 Herc Rentals Inc. All Rights Reserved.

# Agenda

| | |
|---|---|
| **Welcome and Introductions** | **Elizabeth Higashi**<br>Vice President, Investor Relations |
| **Strategic Update & Industry Outlook** | **Larry Silber**<br>President and Chief Executive Officer |
| **Q2 and Six Months 2018 Financial Review** | **Mark Irion**<br>Senior Vice President and Chief Financial Officer |
| **Q&A** | **Larry Silber**<br>**Mark Irion**<br>**Bruce Dressel**<br>Senior Vice President and Chief Operating Officer |

HercRentals™ NYSE: HRI
©2018 Herc Rentals Inc. All Rights Reserved.
2

Safe Harbor Statements Forward-Looking Statements This presentation contains statements, including those related to 2018 Guidance, that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: • Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off that effected the separation of the car rental business from us, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses, or to prevent future material weaknesses; such material weaknesses could result in a material misstatement of our consolidated financial statements that would not be prevented or detected; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting; our material weaknesses could expose us to additional risks that could materially adversely affect our ability to execute our strategic plan and our financial position, results of operations and cash flows; any significant disruption or deficiency in the design of or implementing new information technology ("IT") systems, including the financial system migrated from Hertz Rental Car Holding Company, Inc. which has been re-named Hertz Global Holdings, Inc. ("New Hertz"), could materially adversely affect our ability to accurately maintain our books and records or otherwise operate our business; and Hertz Holdings' restatement has been costly and has resulted in government investigations and other legal actions, and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: ◦ the cyclicality of our business and its dependence on levels of capital investment and maintenance expenditures by our customers; a slowdown in economic conditions or adverse changes in the level of economic activity or other economic factors specific to our customers or their industries, in particular, contractors and industrial customers; ◦ our business is heavily reliant upon communications networks and centralized IT systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; ◦ we may fail to maintain, upgrade and consolidate our IT networks; ◦ we may fail to respond adequately to changes in technology and customer demands; ◦ intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 3 3

Business Risks - Continued ◦ our success depends on our ability to attract and retain key management and other key personnel, and the ability of new employees to learn their new roles; ◦ we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; ◦ any occurrence that disrupts rental activity during our peak periods, given the seasonality of the business, especially in the construction industry; ◦ doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; ◦ some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; ◦ changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; ◦ an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact; ◦ other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; we may be unable to protect our trade secrets and other intellectual property rights; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; we may face issues with our union employees; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our markets, could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; • Risks related to the spin-off, which effected our separation from New Hertz, such as: the liabilities we have assumed and will share with New Hertz in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016 is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; and the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 4 4

Business Risks- Continued and Non-GAAP Financial Measures • Risks related to the securities market and ownership of our stock, including that: the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and the market price of our common stock may fluctuate significantly; and • Other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2017 under Item 1A "Risk Factors" and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA, adjusted EBITDA margin, net leverage and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 5 5

A Leading Equipment Rental Company • Leveraging 50+ years of experience in the equipment rental industry • Separated from Hertz's car rental business and listed on the New York Stock Exchange on July 1, 2016 under the symbol "HRI" • Rolled out Herc Rentals branding in Canada on July 3, 2018 • Completed the final step of our information technology separation from Hertz in July 2018 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 6 6

We are a customer-centric Our organization focused on Vision safety, efficiency and We aspire to be the profitable growth supplier, employer and investment of choice in our industry. Our Our Values Mission We do what’s right. To ensure that end We’re in this together. users of our equipment We take responsibility. and services achieve We achieve results. optimal performance We prove ourselves every day. safely, efficiently and effectively. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 7 7

Focus on Safety • 10% reduction in Total Recordable Incident Rate (TRIR) YoY for the LTM period ending June 30, 2018 • Continued focus on a goal of 100% Perfect Days – defined as: ◦ No OSHA recordable incidents ◦ No "at fault" motor vehicle accidents ◦ No DOT violations • Recorded at least 75% Perfect Days for the first six months of 2018 in each region • Focused on communications and training programs designed to ensure our team and customers operate safely, efficiently and effectively Herc Rentals team in Newark, NJ NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 8

Our Strategic Initiatives Enhance Expand and Improve Operating Disciplined Capital Customer Diversify Revenues Effectiveness Management Experience ü Broaden customer ü Focus on safety, ü Provide premium ü Drive EBITDA base labor productivity, products and margin growth and warranty solutions-based ü ü Expand products and recovery services Improve key financial services metrics ü Increase density in ü Introduce innovative ü ü Grow pricing and large urban markets technology solutions Maximize fleet ancillary revenues management and ü Improve vendor ü Maintain customer utilization ü Improve sales force management and friendly showrooms effectiveness fleet availability and facilities NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 9 9

Our Strategy is Delivering Results ü Our strategic initiatives drove volume growth and improved price and mix ü Focus on ProSolutionsTM and ProContractor equipment continues to drive new customer and local account growth ü We continue to invest in people, training and operations to drive operational effectiveness ü We are focused on improving operating efficiencies to increase EBITDA margin NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 10 10

Summary of Q2 2018 Results $392.5 million Equipment Rental Revenue +11.9% YoY Average Fleet1 Growth +5.7% YoY Pricing1 +2.9% YoY $(0.3) million Net Income (Loss) +$27.3 million YoY $152.2 million Adjusted EBITDA2 31.3% Margin, (70) bps YoY 35.4% Dollar Utilization1 +140 bps YoY Adjusted EBITDA: $630 to $660 million 2018 Guidance Net Fleet Capex: $525 to $575 million 1. Based on ARA guidelines 2. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 30 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 11 11

Strong Q2 2018 Performance YoY Rental Revenue Growth YoY Pricing1 2017 2018 2017 2018 16.2% 15.1% 14.7% 3.0% 2.8% 2.9% 11.9% 1.7% 7.0% 1.4% 1.1% 4.2% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 YoY Change in Average Fleet at OEC1 YoY Change in Average OEC Fleet on Rent1 2017 2018 2017 2018 7.7% 5.3% 5.7% 7.1% 4.7% 6.6% 3.3% 3.2% 3.6% 4.8% 2.5% Q1 Q2 Q3 Q4 (0.6)% Q1 Q2 Q3 Q4 1. Based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 12 12

Successfully Expanding Products and Services TM Classic ProSolutions ProContractor Our Classic fleet includes Our industry-specific solutions- A wide variety of tools and aerial, earthmoving, material based services include: equipment that supports handling, trucks and trailers, • Power Generation various types of contractors air compressors, compaction • Climate Control that fit our urban market and lighting • Remediation & Restoration strategy and "square footage • Studio & Production under roof" focus Equipment NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 13

Improving Fleet Mix to Drive Growth YoY Basis Point Change in $ Utilization1 • $ Utilization increased 140 bps YoY to 35.4% 2017 2018 • Continued to diversify equipment in key categories to drive higher $ utilization 350 360 330 ◦ Increased mix of ProSolutionsTM and ProContractor fleet YoY 140 ◦ Continued to optimize Classic fleet categories 50 • Average fleet age improved to 46 months in Q2 2018 from 48 months in Q2 2017 (40) Q1 Q2 Q3 Q4 Fleet Composition % of Selected Fleet at OEC1 vs. Prior Year As of June 30, 2018 1 $3.87 billion at OEC As of June 30, 2017 2018 Trucks & Trailers Other 13.4% 8.5% ProSolutions™ ProSolutions™ Material 12.7% 13.5% Handling 13.5% 17.2% Trucks and 12.3% Trailers 12.7% Specialty 19.9% Earthmoving - 7.6% Earthmoving Compact 8.5% 15.1% ProContractor 7.2% Aerial - Scissors Aerial 6.4% 7.7% 26.6% 5.7% ProContractor 6.4% 1. Based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 14 14

Market Leader with Significant Scale and Broad Footprint Driving Urban Market Density Approximately 275 locations, principally in North America1 Source: ARA HIS Global Insights May 2018 1. Locations as of June 30, 2018 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 15

Ongoing Strategy: Driving Urban Market Density • Diversification of fleet and customers ◦ Drives new customer revenue ◦ Increases branch fleet on rent (volume) ◦ Improves mix, drives yield and $ utilization ◦ Improves branch operating efficiencies • Local branch footprint = “One Stop Shop” ◦ Makes doing business easier ◦ Improves customer service • Urban market density accelerates conversion to rental versus ownership ◦ Reduces customer costs, eliminates storage and staff requirements ◦ Time = $$$ for our customers • Encourages internal “Just Say Yes” customer service culture NYC / NJ District NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 16

Improving Customer Mix and Diversification Local vs National % Mix in Q21 Q2 Revenue by Customer 2017 2018 Other: 21% Contractors: 34% 57% 53% 47% 43% Infrastructure and Goverment: 16% Industrial: 29% Local National Strong Q2 YoY Local Revenue1 Growth 2017 2018 18.0% 10.9% 2.7% 1.0% Local National 1. North America rental revenues NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 17

Enhancing Operating Effectiveness • Focusing on reduction/control of direct operating expense and selling, general and administrative costs ◦ Rolling out XPO Logistics to improve efficiency, reduce delivery costs and capture related ancillary revenues ◦ Continuing to focus on maintenance and spare parts cost controls and reductions ◦ Implementing centralized fuel purchasing programs to minimize costs and maximize efficiency • Focusing on reducing turnover to increase productivity ◦ Investing in training programs to improve operational effectiveness NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 18 18

Enhancing Operating Effectiveness • Completed multi-phase IT separation from Hertz to establish our own dedicated ERP platform October 2017 RentalMan operational system established on Herc IT platform June 30, 2016 Herc Holdings and "New Hertz" separate July 2018 Herc completes final separation of all IT systems from "New Hertz," finalizing Herc's independence June 2017 Herc makes decision to move forward with existing operational and financial May 2015 IT systems Preparations begin to separate Hertz rental car and equipment rental businesses NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 19 19

# Enhancing Customer Experience through Technology

## ProControl

- ProControl provides account management, location tracking, utilization and service updates
- Rolled out new training programs for ProControl Telematics and Account Management

PROCONTROL
By Herc Rentals


TELEMATICS
Map My Equipment
Equipment Search
Equipment Near By
Geofence
Alerts
Dashboard
Reports

## Herc on the Go

- “Herc On the Go” rolled out across the U.S. at the beginning of 2018
- Over ~80% of U.S.Classic and ProSolutions locations used “Herc On the Go” to make over 80% of their deliveries in Q2
- “Herc On the Go” is improving customer service and operating efficiencies by supplying up-to-date delivery and pick-up information

### Herc On the Go

*Provides “estimated time of arrival” for the customer and electronic signing capabilities and text messages*


Navigation

HercRentals
NYSE: HRI
©2018 Herc Rentals Inc. All Rights Reserved.
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Strong Industry Outlook Supports Our Growth Non-ResidentialArchitecture Billings Starts 3Index1 N.A. Equipment Rental Market 2 as of July 2018 ($ in billions) as of May 2018 5.3% June ’17-‘22E CAGR: 51.3 $64 $66 $61 $57 $54 $51 50 $47 $49 $44 $41 $38 $38 $35 $31 $32 1 5 6 7 8 9 0 2 3 4 5 6 7 8 1 0 0 0 0 0 1 1 1 1 1 1 1 1 - - - - - - - - - - - - - - n n n n n n n n n n n n n n a a a a a a a a a a a a a a J 08 09 10 11 12 13 14 15 16 17 18E 19E 20E 21E 22E J J J J J J J J J J J J J Non-Residential Construction Spending3 Industrial Spending4 (in billions) ($ in billions) as of August 2018 as of July 2018 $298.5 + 8.2% + 5.3% $337 $283.6 $311.4 2017 2018E 2017 2018E 1. The American Institute of Architects (AIA) 2. ARA / IHS Global Insight as of May 2018, excludes Party & Event data 3. Dodge Analytics U.S. 4. Industrial information resources U.S. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 21 21

Q2 2018 Financials NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 22 22

Q2 and Six Months Financial Summary $ in millions, except EPS Three Months Ended June 30, Six Months Ended June 30, 2018 2017 % Chg. 2018 2017 % Chg. Equipment Rental Revenue $392.5 $350.8 11.9% $761.6 $671.4 13.4% Total Revenues 485.5 415.8 16.8% 916.8 805.2 13.9% Net Income (Loss) (0.3) (27.6) NM (10.4) (66.8) NM Diluted Loss Per Share (0.01) (0.98) NM (0.37) (2.36) NM Adjusted EBITDA1 $152.2 $133.1 14.4% $284.9 $230.9 23.4% NM = not meaningful 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 30 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 23 23

Q2 and Six Months Total Revenues Q2 YoY Total Revenues Q2 Total Revenues Bridge $ in millions • Total revenues increased 16.8%, or $69.7 $31.5 $485.5 $39.7 million, in Q2 2018 $(4.0) $415.8 $2.5 • Equipment rental revenue increased 11.9% in Q2 2018 ◦ Continued improvements in volume, price and mix ◦ Substantial growth from ProSolutionsTM 2017 Currency Equipment rental Sales of revenue Sales of new 2018 and ProContractor translation revenue earning equipment equipment and other ◦ Strong growth across North America • Pricing1 improved 2.9%, OEC on rent1 Six Months Total Revenues Bridge increased 4.8% and mix and other contributed $ in millions the remainder of the improvement in Q2 2018 $24.1 $916.8 $86.1 • Sales of revenue earning equipment increased $805.2 $5.0 $(3.6) 68.5%, or $31.8 million, in Q2 2018 ◦ In Q2 2018, total OEC1 of $179 million was sold and generated ~44% proceeds as a % of OEC1 2017 Currency Equipment rental Sales of revenue Sales of new 2018 translation revenue earning equipment equipment and other 1. Based on ARA guidelines. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 24 24

Q2 and Six Months Adjusted EBITDA1 Q2 Adjusted EBITDA Bridge Q2 Adjusted EBITDA $ in millions • YoY adjusted EBITDA increased $19.1 million or 14.4% in Q2 2018 $39.7 $7.4 $152.2 • Higher equipment rental revenue of $39.7 $133.1 $0.5 million was the largest contributor to the $(23.6) $(4.7) $(0.2) improvement • Improved results from sales of revenue earning equipment related to increased volume 2017 Currency Equipment Gain/loss Direct operating SG&A All other 2018 translation Rental on sales of expenses Revenue revenue earning equipment • DOE accounted for $23.6 million of additional expense, due to increases in fleet and related expenses, and personnel costs Six Months Adjusted EBITDA Bridge associated with higher rental activities $ in millions $86.1 $13.1 • SG&A increase was driven primarily by $1.2 $284.9 increases in sales personnel and related $230.9 $1.1 $(47.2) $(0.3) commissions on increased revenue growth 2017 Currency Equipment Gain/loss Direct operating SG&A All other 2018 translation Rental on sales of expenses Revenue revenue earning equipment 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 30 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 25 25

Q2 and Six Months Net Results Q2 Net Results Bridge Q2 Net Results $ in millions • Net results improved to a loss of $0.3 million in $16.7 Q2 2018 compared to a loss of $27.6 million in $(0.3) the prior year $29.2 • Income taxes increased $23.0 million $(27.6) • Estimated effective tax rate of ~28% for the full $5.2 year ($23.0) ($0.8) • Interest expense increased slightly primarily due 2017 Income tax Interest Spin-off Impairment Currency 2018 expense costs translation to an increase in average outstanding and all other borrowings and a higher average interest rate on the revolving credit facility during the quarter compared with last year $ in millions Six Months Net Results Bridge • Spin-off costs declined $5.2 million in Q2 2018 as IT professional fees were reduced $47.3 • Last year's impairment charge was due to the write-off of intangible assets related to the $(10.4) development of information technology systems $29.2 • Currency translation and all other includes the $(66.8) $7.9 positive impact of our improved operating results $5.0 (See Slide 37 in the Appendix for additional ($33.0) details) 2017 Income tax Interest Spin-off Impairment Currency 2018 expense costs translation and all other NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 26 26

Fleet at Original Equipment Cost (OEC)1 Fleet Ending Balance at OEC • Total fleet at OEC was $3.87 billion as of June 30, $ in billions 2018 2017 2018 • Average fleet at OEC increased 5.7% in Q2 2018 $3.87 over the prior-year quarter $3.73 $3.75 $3.65 $3.65 $3.56 • Fleet expenditures at OEC in Q2 2018 were $321.0 million, an increase of 47.9% over the prior-year quarter • Average fleet age improved to 46 months in Q2 2018 compared with 48 months in Q2 2017 Q1 Q2 Q3 Q4 Fleet Expenditures at OEC Fleet Disposals at OEC $ in millions $ in millions 2017 2018 2017 2018 $321 $217 $198 $179 $145 $119 $126 $120 $109 $111 $62 $66 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 27

Disciplined Capital Management Net Leverage1 Liquidity $ in millions, as of 06/30/2018 4.1x ABL Facility $1,750.0 3.6x Outstanding (1,110.0) 3.3x Letters of Credit (22.8) Availability from ABL $617.2 Cash & Cash Equivalents 44.0 Total Liquidity $661.2 Q2 2017 Q4 2017 Q2 2018 • Net leverage improved to ~3.3x1 Maturities ◦ Stable debt of ~$2.15 billion $ in millions, as of 06/30/2018 ABL Credit • Ample liquidity and long dated maturities Facility provide financial flexibility $1,110 Senior Secured ◦ $661 million of liquidity Capital Leases and Second Priority Notes Other Borrowings ◦ No near term maturities $49.2 • Net cash from operating activities totaled $233 million, with net fleet capex1 of $170 $488 $500 million and free cash flow1 of $32 million • Partial redemption of our senior secured '18 '19 '20 '21 '22 '23 '24 second priority notes in July 2018 1. For a definition and reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 30 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 28 28

2018 Full Year Guidance Affirming 2018 Guidance Adjusted EBITDA $630 to $660 million Net Fleet Capital Expenditures $525 to $575 million NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 29 29

Q4 and FY 2017 AppendixFinancials NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 30

Glossary of Terms Commonly Used in the Industry 1 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 2 Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. 3 Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment, based on ARA guidelines. 4 Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. 5 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 6 FUR: Fleet unavailable for rent. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 31 31

Reconciliation of Net Income to EBITDA & Adj. EBITDA and Adj. EBITDA Margin and Flow-Through EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin and Flow-Through - Adjusted EBITDA Margin (Adjusted EBITDA/Total Revenues) and Flow-Through (the year-over-year change in Adjusted EBITDA/the year-over-year change in Total Revenues) are commonly-used profitability ratios. Adjusted EBITDA Margin and Flow- Through do not purport to be alternatives to Net Margin (Net Income/Total Revenues as calculated under GAAP) as an indicator of profitability, as they do not account for GAAP reportable expenses such as depreciation and interest or the expense or benefit from income taxes. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 32 32

# Reconciliation of Net Income to EBITDA & Adj. EBITDA and Adj. EBITDA Margin and Flow-Through

| *$ in millions* | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2018 | 2017 | 2018 | 2017 |
| **Net income (loss)** | **($0.3)** | **($27.6)** | **($10.4)** | **($66.8)** |
| Income tax provision (benefit) | 0.8 | (22.2) | (4.3) | (37.3) |
| Interest expense, net | 32.4 | 31.6 | 64.4 | 69.4 |
| Depreciation of revenue earning equipment | 97.0 | 94.3 | 190.3 | 187.2 |
| Non-rental depreciation and amortization | 13.7 | 12.6 | 27.5 | 24.3 |
| **EBITDA** | **143.6** | **88.7** | **267.5** | **176.8** |
| Restructuring and restructuring related | — | 2.2 | 1.0 | 2.8 |
| Spin-off costs | 3.9 | 9.1 | 8.8 | 16.7 |
| Non-cash stock-based compensation charges | 3.8 | 3.0 | 6.6 | 4.5 |
| Impairment | 0.1 | 29.3 | 0.1 | 29.3 |
| Other[1] | 0.8 | 0.8 | 0.9 | 0.8 |
| **Adjusted EBITDA** | **$152.2** | **$133.1** | **$284.9** | **$230.9** |

| | | | | |
|---|---|---|---|---|
| **Total Revenues** | **$485.5** | **$415.8** | **$916.8** | **$805.2** |
| **Adjusted EBITDA** | **$152.2** | **$133.1** | **$284.9** | **$230.9** |
| **Adjusted EBITDA Margin** | **31.3%** | **32.0%** | **31.1%** | **28.7%** |

| | | | | |
|---|---|---|---|---|
| **YOY Change in Adjusted EBITDA** | | **$19.1** | | **$54.0** |
| **YOY Change in Total Revenues** | | **$69.7** | | **$111.6** |
| **Flow-Through** | | **27.4%** | | **48.4%** |

(1) Comprised primarily of a one-time cash separation benefit paid to our former Chief Financial Officer as part of her Retirement and Separation Agreement for the three and six months ended June 30, 2018 and transaction costs for the three and six months ended June 30, 2017.

HercRentals™ NYSE: HRI
©2018 Herc Rentals Inc. All Rights Reserved.
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Reconciliation of Net Leverage Ratio Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve-month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. $ in millions Q2 2018 Q4 2017 Q2 2017 Long-Term Debt, Net $2,109.6 $2,137.1 $2,145.4 (Plus) Current maturities of long-term debt 24.2 22.7 16.0 (Plus) Unamortized debt issuance costs 13.4 14.5 17.7 (Less) Cash and Cash Equivalents (44.0) (41.5) (22.3) Net Debt $2,103.2 $2,132.8 $2,156.8 Trailing Twelve-Month Adjusted EBITDA $639.4 $585.4 $528.7 Net Leverage 3.3x 3.6x 4.1x NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 34 34

Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of revenue earning equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures. Six Months Ended June 30, $ in millions 2018 2017 Net cash provided by operating activities $232.9 $126.3 Revenue earning equipment expenditures (300.5) (160.8) Proceeds from disposal of revenue earning equipment 130.1 88.6 Net Fleet Capital Expenditures (170.4) (72.2) Non-rental capital expenditures (33.2) (26.0) Proceeds from disposal of property and equipment 2.4 1.7 Free Cash Flow $31.7 $29.8 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 35 35

Historic Fleet at OEC1 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 $ in millions 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 2018 Beginning Balance – Fleet at OEC $3,384 $3,391 $3,537 $3,616 $3,384 $3,556 $3,556 $3,653 $3,752 $3,556 $3,651 $3,732 Expenditures – Fleet at OEC $90 $220 $142 $43 $495 $119 $217 $126 $62 $524 $198 $321 Disposals – Fleet at OEC ($96) ($85) ($57) ($90) ($328) ($120) ($111) ($66) ($145) ($442) ($109) ($179) Foreign Currency / Other $13 $11 ($6) ($13) $5 $1 ($9) $39 ($18) $13 ($8) ($1) Ending Balance – Fleet at OEC $3,391 $3,537 $3,616 $3,556 $3,556 $3,556 $3,653 $3,752 $3,651 $3,651 $3,732 $3,873 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 36 36

# Net Results Bridge

| | Three Months Ended June 30, | | | Elements of Net Income (Loss) Bridge | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| *$ in millions* | 2018 | 2017 | *$ Change* | *Currency translation* | *Income tax* | *Spin-off costs* | *Impairment* | *Interest Expense* | *All Other* |
| **Total revenues** | **$485.5** | **$415.8** | ***$69.7*** | **$2.5** | **$—** | **$—** | **$—** | **$—** | **$67.2** |
| Direct operating | 194.5 | 168.6 | *25.9* | 1.3 | — | — | — | — | 24.6 |
| Depreciation of revenue earning equipment | 97.0 | 94.3 | *2.7* | 0.5 | — | — | — | — | 2.2 |
| Cost of sales of revenue earning equipment | 75.8 | 51.4 | *24.4* | 0.3 | | — | — | — | 24.1 |
| Cost of sales of new equipment, parts and supplies | 8.1 | 11.1 | *(3.0)* | 0.1 | — | — | — | — | (3.1) |
| Selling, general and administrative | 77.3 | 78.8 | *(1.5)* | 0.4 | — | (5.2) | — | — | 3.3 |
| Impairment | 0.1 | 29.3 | *(29.2)* | — | — | — | (29.2) | — | — |
| Interest expense, net | 32.4 | 31.6 | *0.8* | — | — | — | — | 0.8 | — |
| Other expense (income), net | (0.2) | 0.5 | *(0.7)* | 0.1 | — | — | — | — | (0.8) |
| **Income (loss) before income taxes** | **0.5** | **(49.8)** | ***50.3*** | **(0.2)** | **—** | **5.2** | **29.2** | **(0.8)** | **16.9** |
| Income tax benefit (provision) | (0.8) | 22.2 | *(23.0)* | — | (23.0) | — | — | — | — |
| **Net income (loss)** | **($0.3)** | **($27.6)** | ***$27.3*** | **($0.2)** | **($23.0)** | **$5.2** | **$29.2** | **($0.8)** | **$16.9** |

| | Six Months Ended June 30, | | | Elements of Net Income (Loss) Bridge | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| *$ in millions* | 2018 | 2017 | *$ Change* | *Currency translation* | *Income tax* | *Spin-off costs* | *Impairment* | *Interest Expense* | *All Other* |
| **Total revenues** | **$916.8** | **$805.2** | ***$111.6*** | **$5.0** | **$—** | **$—** | **$—** | **$—** | **$106.6** |
| Direct operating | 390.5 | 337.5 | *53.0* | 2.7 | — | — | — | — | 50.3 |
| Depreciation of revenue earning equipment | 190.3 | 187.2 | *3.1* | 1.1 | — | — | — | — | 2.0 |
| Cost of sales of revenue earning equipment | 117.8 | 106.3 | *11.5* | 0.5 | | — | — | — | 11.0 |
| Cost of sales of new equipment, parts and supplies | 17.1 | 19.5 | *(2.4)* | 0.1 | — | — | — | — | (2.5) |
| Selling, general and administrative | 151.8 | 159.9 | *(8.1)* | 0.7 | — | (7.9) | — | — | (0.9) |
| Impairment | 0.1 | 29.3 | *(29.2)* | — | — | — | (29.2) | — | — |
| Interest expense, net | 64.4 | 69.4 | *(5.0)* | — | — | — | — | (5.0) | — |
| Other expense (income), net | (0.5) | 0.2 | *(0.7)* | 0.1 | — | — | — | — | (0.8) |
| **Income (loss) before income taxes** | **(14.7)** | **(104.1)** | ***89.4*** | **(0.2)** | **—** | **7.9** | **29.2** | **5.0** | **47.5** |
| Income tax benefit (provision) | 4.3 | 37.3 | *(33.0)* | — | (33.0) | — | — | — | — |
| **Net income (loss)** | **($10.4)** | **($66.8)** | ***$56.4*** | **($0.2)** | **($33.0)** | **$7.9** | **$29.2** | **$5.0** | **$47.5** |

HercRentals™

NYSE: HRI

©2018 Herc Rentals Inc. All Rights Reserved.

37

SG&A Excluding Spin-off Costs $ in millions Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 Q1 2018 Q2 2018 SG&A $81.2 $78.8 $84.6 $76.0 $320.6 $74.5 $77.3 Spin-off costs ($7.6) ($9.1) ($10.3) ($8.2) ($35.2) ($4.9) ($3.9) SG&A excluding $73.6 $69.7 $74.3 $67.8 $285.4 $69.6 $73.4 Spin-off costs % of Total 18.9% 16.8% 16.2% 13.8% 16.3% 16.1% 15.1% Revenue SG&A Expense (excluding Spin-off costs) as % of Total Revenue 20.0% 18.9% 18.0% 16.8% 16.2% 16.3% 16.1% 16.0% 15.1% 13.8% 14.0% 12.0% 10.0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 Q1 2018 Q2 2018 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 38 38

Expand and Diversify Revenues: Driving $ Utilization OEC as of 06/30/17 1 OEC as of 06/30/18 1 $3.65 billion $3.87 billion Lighting Lighting 1.8% 1.7% Other Compaction Compaction 2.6% 1.7% Other 1.6% Air Compressors 2.7% 2.8% Air Compressors ProContractor Aerial - Booms 2.5% Aerial - Booms 5.7% 18.9% ProContractor 18.9% 6.4% ProSolutions™ 13.4% ProSolutions™ 13.5% Aerial - Aerial - Scissors & Scissors & Other Other 7.7% 7.2% Earthmoving - Trucks and Heavy Trailers Earthmoving - 6.6% 12.3% Heavy Trucks and 9.3% Trailers 12.7% Material Earthmoving - Handling - Earthmoving - Material Compact Industrial Compact Handling - 8.5% 3.3% Material 7.6% Industrial Handling - Material Handling - 4.1% Telehandlers Telehandlers 13.4% 13.1% Increased Reduced • Aerial – Scissors & Other • Earthmoving - Heavy • Material Handling - Industrial • Material Handling - Telehandlers • ProContractor and ProSolutionsTM • Air Compressors 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 39 39

NYSE: HRI